POWER OF ATTORNEY                      Exhibit 24


         We, the undersigned Directors and Officers of The Black & Decker Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Thomas M. Schoewe and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto.


/s/  NOLAN D. ARCHIBALD         Director, Chairman,           February 29, 1996
Nolan D. Archibald              President, and Chief
                                Executive Officer
                                (Principal Executive
                                 Officer)


/s/  BARBARA L. BOWLES          Director                      February 29, 1996
Barbara L. Bowles


/s/  MALCOLM CANDLISH           Director                      February 29, 1996
Malcolm Candlish


/s/  ALONZO G. DECKER, JR.      Director                      February 29, 1996
Alonzo G. Decker, Jr.


/s/  ANTHONY LUISO              Director                      February 29, 1996
Anthony Luiso


/s/  J. DEAN MUNCASTER          Director                      February 29, 1996
J. Dean Muncaster


/s/  LAWRENCE R. PUGH           Director                      February 29, 1996
Lawrence R. Pugh


/s/  MARK H. WILLES             Director                      February 29, 1996
Mark H. Willes


/s/  M. CABELL WOODWARD, JR.    Director                      February 29, 1996
M. Cabell Woodward, Jr.


/s/  THOMAS M. SCHOEWE          Vice President and            February 29, 1996
Thomas M. Schoewe               Chief Financial
                                Officer
                                (Principal Financial
                                 Officer)


/s/  STEPHEN F. REEVES          Corporate Controller          February 29, 1996
Stephen F. Reeves               (Principal Accounting
                                 Officer)